UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

SCHEDULE 14C INFORMATION

Information Statement Pursuant to Section 14 (c) of the
Securities Exchange Act of 1934

Check the appropriate box:

☒	Preliminary Information Statement
☐	Confidential, For Use of the Commission Only (as Permitted by Rule 14c-5 (d)(2))
☐	Definitive Information Statement

MAINSTAY FUNDS

(Name of Registrant as Specified in Charter)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11.
(1)	Title of each class of securities to which transaction applies:

N/A

(2)	Aggregate number of securities to which transaction applies:

N/A

(3)	Per unit price or other underlying value of transaction computer pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

N/A

(4)	Proposed maximum aggregate value of transaction:

N/A

(5)	Total fee paid:

$0

☐	Fee paid previously with preliminary materials.

N/A

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11 (a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
(1)	Amount Previously Paid:

N/A

(2)	Form, Schedule or Registration Statement No.:

N/A

(3)	Filing Party:

N/A

(4)	Date Filed:

N/A

MAINSTAY FUNDS TRUST
THE MAINSTAY FUNDS
51 Madison Avenue
New York, New York 10010

May [  ], 2013

Dear Shareholders of the MainStay Epoch Global Choice Fund, MainStay Epoch Global Equity Yield Fund, MainStay Epoch International Small Cap Fund, MainStay Epoch U.S. Equity Yield Fund, MainStay Income Builder Fund, and MainStay U.S. Small Cap Fund (the “Funds”):

Effective March 27, 2013, Epoch Holding Corporation (“Epoch Holding”) merged with Empire Merger Sub, Inc., a wholly-owned subsidiary of The Toronto-Dominion Bank, a Canadian chartered bank (“TD Bank”). As a result, Epoch Holding is now a wholly-owned subsidiary of TD Bank. Epoch Holding is the parent company of Epoch Investment Partners, Inc. (“Epoch”), the Funds’ subadvisor.

This merger resulted in a change of control of Epoch and an automatic termination of the previous subadvisory agreement with Epoch under the Investment Company Act of 1940, as amended. At a meeting held on March 21, 2013, the Board of Trustees of MainStay Funds Trust and the Board of Trustees of The MainStay Funds (collectively, the “Board”) approved the continued retention of Epoch as the Funds’ subadvisor and approved a new subadvisory agreement, effective as of March 27, 2013. Shareholder approval of the continued retention of Epoch as subadvisor and the new subadvisory agreement is not required.

New York Life Investment Management LLC (“New York Life Investments”) will remain the Funds’ investment manager and will continue to oversee Epoch. Under the supervision of New York Life Investments, Epoch will continue to be responsible for the portfolio management of the Funds, including making the specific decisions about buying, selling and holding securities.

This package contains more information about Epoch, TD Bank and the Funds, including information regarding the acquisition of Epoch Holding by TD Bank and the actions taken by the Board. Please review this information and call us toll-free at 800-MAINSTAY (624-6782) if you have any questions. Clients of investment advisers may also contact their investment adviser with any questions. Please note that no proxy is required.

Thank you for your continued investment in the Funds.

Sincerely,

Stephen P. Fisher
President
MainStay Funds Trust
The MainStay Funds

IMPORTANT INFORMATION
FOR THE SHAREHOLDERS OF THE MAINSTAY EPOCH GLOBAL CHOICE FUND, MAINSTAY EPOCH GLOBAL EQUITY YIELD FUND, MAINSTAY EPOCH INTERNATIONAL SMALL CAP FUND, MAINSTAY EPOCH U.S. EQUITY YIELD FUND, MAINSTAY INCOME BUILDER FUND AND MAINSTAY U.S. SMALL CAP FUND

IMPORTANT NOTICE REGARDING THE
AVAILABILITY OF INFORMATION STATEMENT

This Information Statement is available at www.mainstayinvestments.com

This document is an Information Statement and is being furnished to shareholders of the MainStay Epoch Global Choice Fund, MainStay Epoch Global Equity Yield Fund, MainStay Epoch International Small Cap Fund, MainStay Epoch U.S. Equity Yield Fund, and MainStay U.S. Small Cap Fund, each a series of MainStay Funds Trust, a Delaware statutory trust, and MainStay Income Builder Fund, a series of The MainStay Funds, a Massachusetts business trust (each individually, a “Fund” and collectively the “Funds”) under the terms of an exemptive order (the “Order”) issued by the Securities and Exchange Commission (“SEC”). New York Life Investment Management LLC (“New York Life Investments”) serves as the investment manager for the Funds.

The Order permits New York Life Investments, on behalf of a Fund and subject to the approval of the Board of Trustees of MainStay Funds Trust or the Board of Trustees of The MainStay Funds, as applicable, (collectively, the “Board”), to retain unaffiliated subadvisors without shareholder approval. This authority is subject to certain conditions. Under the Order, if New York Life Investments retains, and the Board approves, an unaffiliated subadvisor for a Fund, the Fund must provide shareholders with certain information about the subadvisor and the subadvisory agreement within 90 days of such retention.

In this case, the Funds are providing you with this information due to the merger between Epoch Holding Corporation (“Epoch Holding”) and Empire Merger Sub, Inc., a wholly-owned subsidiary of The Toronto-Dominion Bank, a Canadian chartered bank (“TD Bank”). As a result of this merger, Epoch Holding became a wholly-owned subsidiary of TD Bank. Epoch Holding is the parent company of Epoch Investment Partners, Inc. (“Epoch”), the Funds’ subadvisor. This merger resulted in a change of control of Epoch and an automatic termination of the previous subadvisory agreement with Epoch under the Investment Company Act of 1940, as amended (“1940 Act”). In response, during a meeting held on March 21, 2013, the Board approved the continued retention of Epoch as each Fund’s subadvisor and approved a new subadvisory agreement (the “Agreement”), effective as of March 27, 2013.

Please note that with respect to MainStay Income Builder Fund, Epoch acts as subadvisor only for a portion of that Fund’s assets. MacKay Shields LLC (“MacKay”) serves as that Fund’s other subadvisor. The transaction described above does not impact MacKay, and MacKay will continue to serve as subadvisor to the MainStay Income Builder Fund.

This Information Statement provides you with more information about TD Bank’s acquisition of Epoch Holding and the Agreement. Importantly, New York Life Investments does not believe that the acquisition of Epoch Holding by TD Bank will have any material impact on the management of the Funds or their portfolios.

New York Life Investments will remain the Funds’ investment manager and will continue to oversee Epoch. Under the supervision of New York Life Investments, Epoch will continue to be responsible for the portfolio management of the Funds, including making the specific decisions about buying, selling and holding securities.

This Information Statement is being mailed on or about May 15, 2013 to the shareholders of each Fund of record as of April 3, 2013 (the “Record Date”). Epoch, and not the Funds, will bear the expenses incurred in connection with preparing this Information Statement.

As of the Record Date, the number of Fund shares issued and outstanding were as follows:

Fund Name	Investor Class	Class A	Class B	Class C
MainStay Epoch Global Choice Fund	23,527.583	262,123.233	—	26,040.233
MainStay Epoch Global Equity Yield Fund	267,114.266	28,834,126.162	—	6,891,224.525
MainStay Epoch International Small Cap Fund	39,216.731	238,892.385	—	89,347.914
MainStay Epoch U.S. Equity Yield Fund	55,252.642	212,582.032	—	46,612.107
MainStay Income Builder Fund	8,851,455.593	17,691,373.256	2,657,652.296	1,694,161.877
MainStay U.S. Small Cap Fund	3,778,544.854	5,134,551.462	1,594,985.181	963,478.981

Fund Name	Class I	Class R1	Class R2
MainStay Epoch Global Choice Fund	8,059,426.441	—	—
MainStay Epoch Global Equity Yield Fund	86,755,329.348	—	—
MainStay Epoch International Small Cap Fund	7,017,923.463	—	—
MainStay Epoch U.S. Equity Yield Fund	813,578.165	—	—
MainStay Income Builder Fund	12,987,314.696	—	—
MainStay U.S. Small Cap Fund	10,146,328.775	1,473.559	1,501.694

Information on shareholders who owned beneficially more than 5% of each class of shares of the Funds as of the Record Date is set forth in Appendix A. To the knowledge of New York Life Investments, the executive officers and Trustees of MainStay Funds Trust and The MainStay Funds (collectively, the “Trusts”) as a group owned less than 1% of the outstanding shares of each Fund as of the Record Date.

NO PROXY IS NECESSARY
AND WE ASK THAT YOU DO NOT SEND US A PROXY

BOARD CONSIDERATION FOR THE CONTINUED RETENTION OF
EPOCH INVESTMENT PARTNERS, INC.
AS SUBADVISOR TO THE FUNDS

In reaching its decision to approve the continued retention of Epoch and the Agreement, the Board considered information presented to it by New York Life Investments, Epoch and TD Bank as part of its consideration and approval of the Agreement at the Board’s meeting in March 2013, as well as other relevant information furnished to it throughout the year by New York Life Investments and Epoch at regular and special Board meetings. The Board also requested and received responses from Epoch to a comprehensive list of questions encompassing a variety of topics prepared on behalf of the Board by independent legal counsel to the Board. The Board noted that it had also requested and received responses to similar questions in connection with its annual approval of the previous subadvisory agreement with Epoch at various meetings of the Board and its Contracts Committee between September 2012 and December 2012. The Board considered its historical experience with Epoch’s capabilities and resources, and its evaluation of Epoch in connection with previous contract review processes, including the contract review process that culminated with approval of the previous subadvisory agreement between New York Life Investments and Epoch, on behalf of the Funds (the “Prior Contract Review Processes”).

In determining to approve the continued retention of Epoch and approve the Agreement, the members of the Board reviewed and evaluated all of the information and factors they believed to be relevant and appropriate in light of legal advice furnished to them by independent legal counsel and through the exercise of their own business judgment. The broad factors considered by the Board are discussed in greater detail below, and included, among other things: (i) the nature, scope and quality of the services to be provided to the Funds by Epoch; (ii) the investment performance of the Funds; (iii) the costs of the services to be provided and the profits to be realized by Epoch and its affiliates from its relationship with the Funds; (iv) the extent to which economies of scale may be realized as the Funds grow, and the extent to which economies of scale may benefit Fund investors; and (v) the reasonableness of the Funds’ management and subadvisory fee levels and overall total ordinary operating expenses.

While the members of the Board may have weighed certain factors differently, the Board’s decision to approve the continued retention of Epoch and approve the Agreement was based on a comprehensive consideration of all the information provided to the Board, including information provided to the Board in connection with its review of Epoch.

The Board also considered that shareholders of the Funds approved the ability of New York Life Investments to act as a “manager of managers,” which allows the Board and New York Life Investments to retain unaffiliated subadvisors for the Funds without the approval of Fund shareholders. A more detailed discussion of the factors that figured prominently in the Board’s decision to approve the continued retention of Epoch and approve the Agreement is provided below.

Nature, Scope and Quality of Services to be Provided by Epoch

In considering the approval of the continued retention of Epoch and approval of the Agreement, the Board examined the nature, scope and quality of the services that Epoch historically had provided to the Funds. Based on information provided to the Board in connection with the Prior Contract Review Processes, the Board acknowledged Epoch’s historical service to the Funds, and took note of the experience of Epoch’s portfolio managers, the number of accounts managed by the portfolio managers and Epoch’s method for compensating portfolio managers. The Board also considered the experience of senior personnel at Epoch, and Epoch’s plans for retaining key personnel in connection with the acquisition of Epoch Holding by TD Bank. Based on these considerations, the Board concluded, within the context of its overall determinations regarding the Agreement, that the Funds should continue to benefit from the nature, scope and quality of these services as a result of Epoch’s experience, personnel, operations and resources.

Investment Performance

In evaluating investment performance, the Board took note of the Funds’ historical investment performance results, as presented to the Board in connection with the Prior Contract Review Processes, in light of the Funds’ investment objectives, strategies and risks, as disclosed in the Funds’ prospectuses. The Board considered information about the Funds’ investment performance that is provided to the Board in connection with its regularly scheduled meetings, and also took note of information provided in connection with the Prior Contract Review Processes showing the investment performance of the Funds as compared to peer funds. The Board also considered the strength of Epoch’s resources (including research capabilities). Based on these considerations, the Board concluded, within the context of its overall determinations regarding the Agreement, that the retention of Epoch as subadvisor to the Funds is likely to benefit the Funds’ long-term investment performance.

Costs of the Services to be Provided, and Profits to be Realized, by Epoch

The Board considered the costs of the services to be provided by Epoch under the Agreement, and the profits to be realized by Epoch due to its relationship with the Funds, taking into account information provided to the Board in connection with the Prior Contract Review Processes. The Board noted that, in connection with Prior Contract Review Processes, Epoch has provided the Board with information about its profitability in connection with its relationship with the Funds. In addition, the Board considered past representations from Epoch and New York Life Investments that the subadvisory fees paid by New York Life Investments to Epoch were the result of arm’s-length negotiations. Because Epoch’s subadvisory fees are paid by New York Life Investments, and not the Funds, the Board historically has focused principally on the profitability of the Funds to New York Life Investments and its affiliates.

In evaluating the costs of the services provided by Epoch in connection with the Prior Contract Review Processes, the Board considered, among other things, Epoch’s investments in personnel, systems, equipment and other resources necessary to manage the Funds, and the fact that New York Life Investments is responsible for paying the subadvisory fees for the Funds. The Board acknowledged that Epoch must be in a position to pay and retain experienced professional personnel to provide services to the Funds, and that Epoch’s ability to maintain a strong financial position is important in order for Epoch to provide high-quality ongoing services to the Funds and their investors.

The Board also considered certain fall-out benefits that may be realized by Epoch due to its relationship with the Funds. The Board recognized, for example, the benefits to Epoch from legally permitted “soft-dollar” arrangements by which brokers may provide research and other services to Epoch in exchange for commissions paid by the Funds with respect to trades on the Funds’ portfolio securities.

As part of the Prior Contract Review Processes, the Board requested and received information from Epoch and New York Life Investments concerning other business relationships between Epoch and its affiliates and New York Life Investments and its affiliates. The Board requested and received assurances that these other business relationships did not impact New York Life Investments’ recommendation for Epoch to serve as the Funds’ subadvisor, and that neither New York Life Investments nor its affiliates are expected to benefit in its other business relationships due to Epoch’s continued engagement as the Funds’ subadvisor.

After evaluating the information presented to the Board, the Board concluded, within the context of its overall determinations regarding the Agreement, that any profits to be realized by Epoch due to its relationship with the Funds supported the Board’s determination to approve the Agreement. The Board also concluded that any profits to be realized by Epoch will be the result of arm’s-length negotiations between New York Life Investments and Epoch, and will be based on subadvisory fees paid to Epoch by New York Life Investments, not the Funds.

Extent to Which Economies of Scale May Be Realized as the Funds Grow

The Board also considered whether the Funds’ expense structures permitted economies of scale to be shared with the Funds’ investors, taking into account information provided to the Board in connection with the Prior Contract Review Processes.

Based on this information, the Board concluded, within the context of its overall determinations regarding the Agreement, that the Funds’ expense structures appropriately reflect economies of scale for the benefit of Fund investors. The Board noted, however, that it would continue to evaluate the reasonableness of the Funds’ expense structures as the Funds grow over time.

Reasonableness of Subadvisory Fees

The Board evaluated the reasonableness of the fees to be paid under the existing management agreement with New York Life Investments and the Agreement, and the Funds’ expected total ordinary operating expenses. The Board considered that the fees to be paid to Epoch under the Agreement will be paid by New York Life Investments, not the Funds, and will result in no increase in the Funds’ expenses. In assessing the reasonableness of the Funds’ fees and expenses the Board primarily considered comparative data provided to the Board in connection with the Prior Contract Review Processes on the fees and expenses charged by similar mutual funds managed by other investment advisers. In addition, the Board considered information provided by New York Life Investments and Epoch on fees charged to other investment advisory clients, including institutional separate accounts and other funds with similar investment objectives as the Funds. In this regard, the Board took into account explanations from New York Life Investments and Epoch about the different scope of services provided to retail mutual funds as compared with other investment advisory clients. The Board also took into account the impact of any expenses limitation arrangements on the Funds’ net expenses.

After considering all of the factors outlined above, the Board concluded that the Funds’ management and subadvisory fees and total ordinary operating expenses were within a range that is competitive and, within the context of the Board’s overall conclusions regarding the Agreement, support a conclusion that these fees and expenses are reasonable.

On the basis of the information provided to it and its evaluation thereof, the Board, including the members of the Board who are not “interested persons” of the Funds, as defined in the 1940 Act, unanimously voted to approve the Agreement.

How is the Continued Retention of Epoch Expected to Affect Shareholders of the Funds?

The continued retention of Epoch under the Agreement is not expected to have any effect on shareholders of the Funds. In particular, there are no differences between the terms of the Agreement and those of the previous subadvisory agreement, except for the dates of execution and term. There were no changes to the level of services that Epoch is required to provide to each Fund or the fees payable to Epoch by New York Life Investments for those services. Epoch and TD Bank have informed New York Life Investments that they do not anticipate any changes in the portfolio managers or the portfolio management teams of the Funds as a result of the change of control of Epoch. Further, there are no changes contemplated to the Funds’ investment objectives, goals or strategies.

Information About Epoch Investment Partners, Inc. and TD Bank

Epoch is located at 399 Park Avenue, New York, New York 10022 and was incorporated in April 2004 as a Delaware corporation. As of March 31, 2013, Epoch managed approximately $27.1 billion in assets. Epoch is a wholly-owned subsidiary of Epoch Holding.

Upon the closing of the Epoch Holding merger, Epoch Holding became a wholly-owned subsidiary of TD Bank.

TD Bank is a Canadian chartered bank. TD Bank and its subsidiaries are collectively known as “TD Bank Group.” TD Bank Group is the sixth largest bank in North America (as measured by number of branches) and serves approximately 22 million customers in four key businesses operating in a number of locations in key financial centers around the globe: Canadian Personal and Commercial Banking; Wealth and Insurance; U.S. Personal and Commercial Banking; and Wholesale Banking. TD Bank Group also ranks among the world’s leading online financial services firms, with more than 8.5 million online customers. TD Bank Group had approximately CDN $811 billion in assets on October 31, 2012.

TD Bank's principal executive offices are located at P.O. Box 1, Toronto-Dominion Centre, King Street W. and Bay Street, Toronto, Ontario, Canada M5K 1A2 and its telephone number is (888) 751-9000.

Epoch made no trading commissions payments to affiliated broker-dealer(s) during the last fiscal year.

No officers or Trustees of the Trusts are officers, employees, directors, general partners or shareholders of Epoch, or otherwise has any material direct or indirect interest in Epoch or any person controlling, controlled by or under common control with Epoch, including TD Bank. In addition, since November 1, 2012, the beginning of the Trusts’ current fiscal year, no Trustee of the Trusts has had, directly or indirectly, a material interest in any material transaction or material proposed transaction to which Epoch, any of its parents or subsidiaries or any subsidiaries of a parent of any such entities was or is to be a party.

Certain information on each executive officer of Epoch is listed below and has been provided to us by Epoch. The address of each executive officer of Epoch, unless otherwise noted, is 399 Park Avenue, New York, New York 10022.

Name	Position(s) with Epoch	Other Business
William W. Priest	Chief Executive Officer, Co-Chief Investment Officer	None
Timothy T. Taussig	President, Chief Operating Officer	None
Adam Borak	Chief Financial Officer	None
David N. Pearl	Executive Vice President, Co-Chief Investment Officer	None
David A. Barnett	Chief Compliance Officer	None

Day-to-day management of each Fund is the responsibility of the following portfolio managers:

David N. Pearl, CFA	Mr. Pearl has managed MainStay Epoch U.S. Equity Yield Fund and MainStay U.S. Small Cap Fund since 2009 and MainStay Epoch Global Choice Fund since 2011. Mr. Pearl joined Epoch in 2004, where he is Executive Vice President and Co-Chief Investment Officer. Mr. Pearl received a BS in Mechanical Engineering from the University of Pennsylvania and an MBA from Stanford University Graduate School of Business.
Michael A. Welhoelter, CFA	Mr. Welhoelter has managed MainStay Epoch U.S. Equity Yield Fund, MainStay Epoch Global Choice Fund, MainStay Epoch Global Equity Yield Fund, MainStay Epoch International Small Cap Fund and MainStay Income Builder Fund since 2009. Mr. Welhoelter joined Epoch in 2005 and is a Managing Director. Mr. Welhoelter holds a BA degree in Computer and Information Science from Colgate University. He is a member of the New York Society of Security Analysts and the Society of Quantitative Analysts, and is a CFA charterholder.

William W. Priest, CFA	Mr. Priest has managed MainStay Epoch Global Choice Fund, MainStay Epoch Global Equity Yield Fund, MainStay Epoch International Small Cap Fund and MainStay Income Builder Fund since 2009. Mr. Priest founded Epoch Investment Partners in 2004, where he is Chief Executive Officer and Co-Chief Investment Officer. He is a CFA charterholder and a graduate of Duke University and the University of Pennsylvania’s Wharton Graduate School of Business.
Eric Sappenfield	Mr. Sappenfield has managed MainStay Epoch Global Equity Yield Fund and MainStay Income Builder Fund since 2009. Mr. Sappenfield joined Epoch in 2006 and is a Managing Director and Senior Analyst. Mr. Sappenfield holds a BA degree from Stanford University and an MBA from the University of California, Los Angeles.
Eric Citerne, CFA	Mr. Citerne has managed MainStay Epoch International Small Cap Fund since 2011. Mr. Citerne joined Epoch in 2008, where he is a Managing Director, Portfolio Manager and Senior Analyst. Prior to that, he held a position at Evergreen Investment Management from 2004 to 2008 where he served as Vice President, Director and Senior Analyst, responsible for the investment of their international small cap and mid cap services. Mr. Citerne holds a BBA from University of Texas at Austin as well as an MBA from Southern Methodist University in Dallas. He is a Certified Public Accountant (“CPA”) and is a Chartered Financial Analyst.

Janet K. Navon	Ms. Navon has managed MainStay U.S. Small Cap Fund since 2011. Ms. Navon is the Director of Research and is a Co-Portfolio Manager for Epoch’s Global Small Cap strategy. Prior to joining Epoch in 2007, Ms. Navon spent nine years as a Senior Analyst and Co-Portfolio Manager at Steinberg Asset Management. Ms. Navon holds a BS from Georgetown University School of Foreign Service and an MBA from Columbia University, Graduate School of Business.
Kera Van Valen, CFA	Ms. Van Valen has been a portfolio manager of the MainStay U.S. Equity Yield Fund since February 2013. Ms. Van Valen joined Epoch in 2005 and is a Director and Research Analyst. Her primary focus is on Epoch’s U.S. and Global Equity Shareholder Yield strategies. Prior to joining the Global Equity team, Ms. Van Valen was an analyst within Epoch’s Quantitative Research & Risk Management team. Ms. Van Valen received her BA in Mathematics from Colgate University and her MBA from Columbia University, Graduate School of Business and is a CFA charterholder.

John Tobin, CFA	Mr. Tobin has been a portfolio manager of the MainStay Epoch U.S. Equity Yield Fund since February 2013. Mr. Tobin joined Epoch in 2012 and is a Director and Senior Research Analyst. His primary focus is on Epoch’s U.S. and Global Equity Shareholder Yield strategies. Prior to joining Epoch in 2012, Mr. Tobin taught undergraduate economics as a lecturer at Fordham University from 2009 to 2012 and as an adjunct professor from 2002 to 2009. Mr. Tobin was with HSBC Global Asset Management as a senior research analyst from 2005 to 2009 and with Credit Suisse Asset Management in a similar capacity from 1990 to 2005. Mr. Tobin has over 32 years of experience. Mr. Tobin received AB, AM and PhD degrees in Economics from Fordham University and is a CFA charterholder.

The investment objective of each Fund is noted in the table below:

Fund Name	Investment Objective
MainStay Epoch Global Choice Fund	The Fund seeks long-term capital appreciation.
MainStay Epoch Global Equity Yield Fund	The Fund seeks a high level of income. Capital appreciation is a secondary investment objective.
MainStay Epoch International Small Cap Fund	The Fund seeks long-term capital appreciation.
MainStay Epoch U.S. Equity Yield Fund	The Fund seeks current income and capital appreciation.
MainStay Income Builder Fund	The Fund seeks current income consistent with reasonable opportunity for future growth of capital and income.
MainStay U.S. Small Cap Fund	The Fund seeks long-term capital appreciation by investing primarily in securities of small-cap companies.

In addition to acting as the subadvisor to the Funds listed in the table above, Epoch also acts as subadvisor to the funds listed in the table below. The investment objectives of these funds are similar to the investment objectives of the Funds, as noted.

Fund Name	Assets Under Management ($MM)	Subadvisory Fee Rate
Curian/Epoch Global Shareholder Yield Fund[1]	$33.30[2]	0.45% on assets up to $100 million; 0.40% on assets from $100 million to $600 million; 0.35% on assets in excess of $600 million
John Hancock Fund III Global Shareholder Yield Fund[1]	$1,927.90[2]	0.35%
MainStay Epoch U.S. All Cap Fund[3]	$465.37[4]	0.425% on assets up to $500 million; 0.4125% on assets from $500 million to $1 billion; and 0.40% on assets in excess of $1 billion
MainStay VP Income Builder Portfolio[5]	$352.13[4]	50% of the effective gross management fee
MainStay VP U.S. Small Cap Portfolio[6]	$238.09[4]	0.40% on assets up to $200 million; 0.375% on assets from $200 million to $500 million; 0.3625% on assets from $500 million to $1 billion; 0.35% on assets in excess of $1 billion
NVIT Multi-Manager Small Cap Value Fund[3]	$424.04[4]	0.45% on assets up to $200 million; 0.40% on assets in excess of $200 million
TDAM Global All Cap Fund[3]	N/A7	0.55% on assets up to $1 billion; 0.50% on assets from $1 billion to $2 billion; 0.45% on assets in excess of $2 billion
TDAM Global Equity Yield Fund[8]	N/A7	0.55% on assets up to $1 billion; 0.50% on assets from $1 billion to $2 billion; 0.45% on assets in excess of $2 billion
TDAM U.S. Large Cap Core Equity Fund[3]	N/A7	0.50% on assets up to $1 billion; 0.45% on assets from $1 billion to $2 billion; 0.40% on assets in excess of $2 billion
TDAM U.S. Equity Income Fund[8]	N/A7	0.55% on assets up to $1 billion; 0.50% on assets from $1 billion to $2 billion; 0.45% on assets in excess of $2 billion
USAA Income Stock Fund[8]	$1,310.94[2]	0.30% on assets up to $600 million; 0.20% on assets from $600 million to $1.5 billion; 0.18% on assets in excess of $1.5 billion

[1]	The investment objective of the Fund is the same as the investment objective for MainStay Epoch Global Equity Yield Fund.
[2]	As of February 28, 2013.

[3]	The investment objective of the Fund is similar to the investment objectives for MainStay Epoch Global Choice Fund, MainStay Epoch International Small Cap Fund, and MainStay Epoch U.S. Equity Yield Funds.
[4]	As of March 31, 2013.
[5]	The investment objective of the Portfolio is the same as the investment objective for MainStay Income Builder Fund.
[6]	The investment objective of the Portfolio is the same as the investment objective for MainStay U.S. Small Cap Fund.
[7]	Launched on March 21, 2013.
[8]	The investment objective of the Fund is similar to the investment objective of MainStay Epoch U.S. Equity Yield Fund.

Terms of the Agreement

There are no differences between the terms of the Agreement and those of the previous subadvisory agreement, except for the dates of execution and term. There were no changes to the level of services that Epoch is required to provide to each Fund or the fees payable to Epoch by New York Life Investments for those services. The Agreement will continue in force for an initial period of two years, unless sooner terminated as provided in the Agreement. Thereafter, like the previous subadvisory agreement, the Agreement will continue in force from year to year so long as it is specifically approved by the Board or shareholders of the Funds at least annually in the manner required by the 1940 Act.

Also like the previous subadvisory agreement, the Agreement will automatically terminate in the event of its assignment (as defined in the 1940 Act) or upon the termination or assignment of the Funds’ management agreement with New York Life Investments and may be terminated by New York Life Investments or Epoch at any time without payment of any penalty on sixty days’ prior written notice to the other party and the Funds. The Agreement may also be terminated at any time without payment of any penalty by action of the Board or by a vote of a majority of the outstanding voting securities of the Funds (as defined by the 1940 Act) on sixty days’ prior written notice to Epoch and New York Life Investments.

The previous subadvisory agreement was dated as of April 29, 2011, as amended, and was last submitted to a vote of the shareholders on the following dates:

Fund Name(s)	Date Submitted to Shareholders
MainStay Epoch Global Choice Fund	November 5, 2009
MainStay Epoch Global Equity Yield Fund	November 5, 2009
MainStay Epoch International Small Cap Fund	November 5, 2009
MainStay Epoch U.S. Equity Yield Fund	November 5, 2009
MainStay Income Builder Fund	N/A*
MainStay U.S. Small Cap Fund	November 16, 2009

*	Epoch was appointed Subadvisor as of June 29, 2009 pursuant to the Order.

Management and Subadvisory Fees

Under the terms of the Amended and Restated Management Agreement between New York Life Investments and the Trusts, on behalf of the Funds, each Fund pays New York Life Investments a management fee that is equal to an annual percentage of that Fund’s average daily net assets as follows:

Fund Name	Management Fee
MainStay Epoch Global Choice Fund	1.00%
MainStay Epoch Global Equity Yield Fund	0.70%
MainStay Epoch International Small Cap Fund	1.10%
MainStay Epoch U.S. Equity Yield Fund	0.80% on assets up to $500 million; 0.79% on assets over $500 million
MainStay Income Builder Fund	0.64% on assets up to $500 million; 0.60% on assets from $500 million to $1 billion; and 0.575% on assets over $1 billion
MainStay U.S. Small Cap Fund	0.85% on assets up to $1 billion; 0.80% on assets over $1 billion

For the fiscal year ended October 31, 2012, the aggregate management fees paid to New York Life Investments for services rendered to the Funds and management fees waived and/or expenses reimbursed by New York Life Investments to Epoch were as follows:

Fund Name	Management Fees Paid	Management Fees Waived/ Expenses Reimbursed
MainStay Epoch Global Choice Fund	$745,729	$0
MainStay Epoch Global Equity Yield Fund	$9,563,530	$0
MainStay Epoch International Small Cap Fund	$2,363,309	$65,665
MainStay Epoch U.S. Equity Yield Fund	$1,529,519	$98,069
MainStay Income Builder Fund	$4,338,445	$0
MainStay U.S. Small Cap Fund	$3,230,768	$0

Under the Agreement, New York Life Investments will pay Epoch a subadvisory fee, computed daily and payable monthly, that is equal to an annual percentage of the average daily net assets of each Fund as follows:

Fund Name	Subadvisory Fee
MainStay Epoch Global Choice Fund	0.50%
MainStay Epoch Global Equity Yield Fund	0.35%
MainStay Epoch International Small Cap Fund	0.55%
MainStay Epoch U.S. Equity Yield Fund	0.40%
MainStay Income Builder Fund	50% of the effective gross management fee
MainStay U.S. Small Cap Fund	0.425% on assets up to $1 billion and 0.40% on assets over $1 billion

For the fiscal year ended October 31, 2012, the aggregate subadvisory fees paid by New York Life Investments to Epoch for services rendered to the Funds were as follows:

Fund Name	Subadvisory Fees Paid
MainStay Epoch Global Choice Fund	$372,886
MainStay Epoch Global Equity Yield Fund	$4,781,874
MainStay Epoch International Small Cap Fund	$1,181,700
MainStay Epoch U.S. Equity Yield Fund	$764,764
MainStay Income Builder Fund	$1,074,947
MainStay U.S. Small Cap Fund	$1,615,430

All fees due to Epoch under the Agreement are paid by New York Life Investments and are not additional expenses to the Funds.

THERE WILL BE NO INCREASE IN ADVISORY FEES PAID BY THE FUNDS TO NEW YORK LIFE INVESTMENTS IN CONNECTION WITH THE CONTINUED RETENTION OF EPOCH AS
THE SUBADVISOR TO THE FUNDS.

Other Business Arrangements Between New York Life Investments and Epoch

In addition to continuing the subadvisory relationship between Epoch and New York Life Investments for the Funds and certain other MainStay Funds advised by New York Life Investments, Epoch and New York Life Investments contemplate continuing the relationship between the parties wherein, among other things: (i) New York Life Investments agrees to recommend to the Board of the MainStay Group of Funds that Epoch continue to serve as subadvisor for certain MainStay Funds, including the Funds, subject to Board approval and other conditions; (ii) Epoch agrees not to provide subadvisory services to certain competing funds; (iii) New York Life Investments has a right of first refusal to offer certain new Epoch products; and (v) Epoch and an affiliate of New York Life Investments are party to a distribution relationship with respect to certain separately managed account and unified managed account products.

GENERAL INFORMATION

More information about the Funds, including the SAI and the Annual/Semiannual Reports, is available, without charge, upon request. To obtain information, call toll-free 800-MAINSTAY (624-6782), visit our website at mainstayinvestments.com, or write to NYLIFE Distributors LLC, Attn: MainStay Marketing Department, 169 Lackawanna Avenue, Parsippany, New Jersey 07054.

New York Life Investments serves as the investment adviser and administrator to the Funds. The principal executive offices of New York Life Investments and the Funds are located at 51 Madison Avenue, New York, New York 10010.

NYLIM Service Company LLC, 169 Lackawanna Avenue, Parsippany, New Jersey 07054, acts as the Funds’ transfer agent and dividend disbursing agent. The Funds’ distributor is NYLIFE Distributors LLC, 169 Lackawanna Avenue, Parsippany, New Jersey 07054. The Funds’ custodian is State Street Bank and Trust Company, One Lincoln Street, Boston, Massachusetts 02111-2900.

APPENDIX A

5% Shareholder Report

MainStay Epoch Global Choice Fund

Title of Class	Name and Address of Beneficial Holder	Amount of Beneficial Ownership	Percent of Class
Class A	Charles Schwab & Co Inc Attn: Mutual Funds Dept Team M 101 Montgomery St San Francisco, CA 94104-4151	133,678.066	51.00%
Class C	NFS LLC FEBO NFS/FMTC IRA FBO Ronald Peterson 777 S Federal Highway RP 301 Pompano Beach, FL 33062	1,626.545	6.25%
	Raymond James Omnibus for Mutual Funds Attn: Courtney Waller 880 Carillon Pkwy St. Petersburg, FL 33716-1100	9,238.616	35.48%
	Morgan Stanley Smith Barney Harbor Side Financial Center Plaza 2 3rd Floor Jersey City, NJ 07311	6,166.607	23.68%
	Ameritrade Inc FBO PO Box 2226 Omaha, NE 68103-2226	1,312.336	5.04%
	New York Life Investment Mgmt Attn: Daniel Andriola 169 Lackawanna Ave Parsippany, NJ 07054-1007	1,876.214	7.21%
	LPL Financial 9785 Towne Centre Dr San Diego, CA 92121-1968	1,336.005	5.13%
Class I	New York Life Insurance Co MainStay Moderate Growth Alloc Fd 169 Lackawanna Ave Attn: Chris Feind Parsippany, NJ 07054-1007	788,028.252	9.78%
	New York Life Insurance Co MainStay VP Growth Allocation 169 Lackawanna Ave Attn: Chris Feind Parsippany, NJ 07054-1007	425,331.244	5.28%
	New York Life Insurance Co MainStay Growth Allocation Fund 169 Lackawanna Ave Attn: Chris Feind Parsippany, NJ 07054-1007	408,931.047	5.07%
	New York Life Insurance Co MainStay VP Moderate Allocation 169 Lackawanna Ave Attn: Chris Feind Parsippany, NJ 07054-1007	1,551,441.770	19.25%

Title of Class	Name and Address of Beneficial Holder	Amount of Beneficial Ownership	Percent of Class
	New York Life Insurance Co MainStay VP Conservative Allocat 169 Lackawanna Ave Attn: Chris Feind Parsippany, NJ 07054-1007	619,564.181	7.69%
	New York Life Insurance Co MainStay Conserv Allocation Fund 169 Lackawanna Ave Attn: Chris Feind Parsippany, NJ 07054-1007	545,947.411	6.77%
	New York Life Insurance Co MainStay Moderate Allocation Fund 169 Lackawanna Ave Attn: Chris Feind Parsippany, NJ 07054-1007	839,877.123	10.42%
	New York Life Insurance Co MainStay VP Moderate Growth Alloc 169 Lackawanna Ave Attn: Chris Feind Parsippany, NJ 07054-1007	1,894,610.070	23.51%
Investor Class	New York Life Investment Mgmt Attn: Daniel Andriola 169 Lackawanna Ave Parsippany, NJ 07054-1007	1,878.519	7.98%

MainStay Epoch Global Equity Yield Fund

Title of Class	Name and Address of Beneficial Holder	Amount of Beneficial Ownership	Percent of Class
Class A	Raymond James Omnibus for Mutual Funds Attn: Courtney Waller 880 Carillon Pkwy St. Petersburg, FL 33716-1100	14,744,561.883	51.14%
	UBS WM USA Omni Account M/F Attn: Department Manager 1000 Harbor Blvd 5th Fl Weehawken, NJ 07086-6761	6,094,279.380	21.14%
	Merrill Lynch Pierce Fenner & Smith Inc – For the Sole Benefit of its Customers Attn: Fund Administration 4800 Deer Lake Drive East 3rd Fl Jacksonville, FL 32246-6484	1,769,247.496	6.14%
Class C	First Clearing LLC Special Custody Acct for the Exclusive Benefit of Customer 2801 Market Street St. Louis, MO 63103-2523	345,785.350	5.02%
	UBS WM USA Omni Account M/F Attn: Department Manager 1000 Harbor Blvd 5th Fl Weehawken, NJ 07086-6761	739,580.037	10.73%

Title of Class	Name and Address of Beneficial Holder	Amount of Beneficial Ownership	Percent of Class
	Merrill Lynch Pierce Fenner & Smith Inc – For the Sole Benefit of its Customers Attn: Fund Administration 4800 Deer Lake Drive East 3rd Fl Jacksonville, FL 32246-6484	2,688,712.468	39.02%
	Morgan Stanley Smith Barney Harbor Side Financial Center Plaza 2 3rd Flooor Jersey City, NJ 07311	1,282,946.990	18.62%
	Raymond James Omnibus for Mutual Funds Attn: Courtney Waller 880 Carillon Pkwy St. Petersburg, FL 33716-1100	902,202.117	13.09%
Class I	Wells Fargo Bank NA FBO Sentara HC Calamos Glbl Gr & Inc PO Box 1533 Minneapolis, MN 55480-1533	5,412,340.031	6.24%
	Vallee and Co FBO VA C/O M&I Trust Co., NA 11270 W Park Pl Ste 400 Milwaukee, WI 53224-3638	5,891,242.123	6.79%
	Merrill Lynch Pierce Fenner & Smith Inc – For the Sole Benefit of its Customers Attn: Fund Administration 4800 Deer Lake Drive East 3rd Fl Jacksonville, FL 32246-6484	12,191,727.672	14.05%
	Charles Schwab & Co Inc Attn: Mutual Funds Dept Team M 101 Montgomery St San Francisco, CA 94104-4151	16,235,841.320	18.71%
Investor Class	TD Ameritrade Trust Company P.O. Box 17748 Denver, CO 80217-0748	24,017.636	8.99%

MainStay Epoch International Small Cap Fund

Title of Class	Name and Address of Beneficial Holder	Amount of Beneficial Ownership	Percent of Class
Class A	Charles Schwab & Co Inc Attn: Mutual Funds Dept Team M 101 Montgomery St San Francisco, CA 94104-4151	16,641.059	6.97%
	UBS WM USA Omni Account M/F Attn: Department Manager 1000 Harbor Blvd 5th Fl Weehawken, NJ 07086-6761	15,396.668	6.45%
Class C	Janney Montgomery Scott LLC Exclusive Benefit of Customers 1801 Market St Philadelphia, PA 19103-1610	9,876.172	11.05%

Title of Class	Name and Address of Beneficial Holder	Amount of Beneficial Ownership	Percent of Class
	NFS LLC FEBO MMF Partners II LP A Partnership My RA M Friedman MMF Management LLC 2816 Silverleaf Ln Naples, FL 34105-3032	11,076.375	12.40%
	NFS LLC FEBO Felicia J Bayer 1228 N Sheridan Ave Pittsburgh, PA 15206-1758	4,483.662	5.02%
Class I	Genworth Financial Trust Co 401K Plan FBO Genworth Fin Wealth Mgmt & Mutual TS & 3200 N Central Ave Fl 7 Phoenix, AZ 85012-2468	1,036,876.153	14.77%
	NFS LLC FEBO The Northern Trust Company PO Box 92956 Chicago, IL 60675-2956	426,473.645	6.08%
	Ellard & Co C/O Fiduciary Trust Co Intl PO Box 3199 New York, NY 10008-3199	469,693.619	6.69%
	NFS LLC FEBO US Bank National Association Omnibus – Reinvest/Reinvest 1555 N Rivercenter Dr Ste 302 Milwaukee, WI 53212-3958	451,441.262	6.43%
	NFS LLC FEBO The Northern Trust Company PO Box 92956 Chicago, IL 60675-2956	2,237,800.364	31.89%

MainStay Epoch U.S. Equity Yield Fund

Title of Class	Name and Address of Beneficial Holder	Amount of Beneficial Ownership	Percent of Class

Class A	Morgan Stanley Smith Barney Harbor Side Financial Center Plaza 2 3rd Floor Jersey City, NJ 07311	64,294.991	30.24%

Class C	Jae K Lee 750 S Beach Blvd APT 306 La Habra, CA 90631-6416	2,608.696	5.60%
	New York Life Investment Mgmt Attn: Daniel Andriola 169 Lackawanna Ave Parsippany, NJ 07054-1007	2,990.478	6.42%
	Morgan Stanley Smith Barney Harbor Side Financial Center Plaza 2 3rd Floor Jersey City, NJ 07311	3,663.346	7.86%

Title of Class	Name and Address of Beneficial Holder	Amount of Beneficial Ownership	Percent of Class
	Stifel Nicolaus & Co Inc For Kenneth D Piercy and Gretchen B Piercy TTEES 501 N Broadway Fl 8 Saint Louis, MO 63102-2188	7,125.395	15.29%
	Raymond James Omnibus for Mutual Funds Attn: Courtney Waller 880 Carillon Pkwy St. Petersburg, FL 33716-1100	10,526.149	22.58%
Class I	First Clearing LLC Special Custody Acct for the Exclusive Benefit of Customer 2801 Market Street St. Louis, MO 63103-2523	305,056.669	37.50%
	Charles Schwab & Company Inc Attn Mutual Fund Dept 101 Montgomery Street San Francisco, CA 94104-4151	49,843.987	6.13%
Investor Class	New York Life Investment Mgmt Attn: Daniel Andriola 169 Lackawanna Ave Parsippany, NJ 07054-1007	3,002.131	5.43%
	Kenneth W Colburn Jr & Julie A Lucas JTWROS 8090 Tobacco View Court Port Tobacco, MD 20677-3176	30,066.146	11.47%

MainStay Income Builder Fund

Title of Class	Name and Address of Beneficial Holder	Amount of Beneficial Ownership	Percent of Class
Class C	Raymond James Omnibus for Mutual Funds Attn: Courtney Waller 880 Carillon Pkwy St. Petersburg, FL 33716-1100	110,262.534	6.51%
	Merrill Lynch Pierce Fenner & Smith Inc – for the Sole Benefit of its Customers Attn: Fund Administration 4800 Deer Lake Drive East 3rd Fl Jacksonville, FL 32246-6484	447,733.153	26.43%
	Morgan Stanley Smith Barney Harbor Side Financial Center Plaza 2 3rd Floor Jersey City, NJ 07311	229,861.322	13.57%
	First Clearing LLC Special Custody Acct for the Exclusive Benefit of Customer 2801 Market Street St. Louis, MO 63103-2523	236,059.040	13.93%
Class I	New York Life Progress – Sharing Investment Plan Program C/O Maria Mauceri 51 Madison Ave Rm 511 New York, NY 10010-1603	5,037,638.964	38.79%

Title of Class	Name and Address of Beneficial Holder	Amount of Beneficial Ownership	Percent of Class
	New York Life Trust Company Client Accounts Attn: Heather Allen 169 Lackawanna Ave Parsippany, NJ 07054-1007	4,394,897.726	33.84%
	Merrill Lynch Pierce Fenner & Smith Inc – for the Sole Benefit of its Customers Attn: Fund Administration 4800 Deer Lake Drive East 3rd Fl Jacksonville, FL 32246-6484	1,029,435.895	7.93%

MainStay U.S. Small Cap Fund

Title of Class	Name and Address of Beneficial Holder	Amount of Beneficial Ownership	Percent of Class
Class A	Wilmington Trust Risc as TTEE FBO Noble Energy Production DCP for SE PO Box 52129 Phoenix, AZ 85072-2129	360,765.049	7.03%
Class C	First Clearing LLC Special Custody Acct for the Exclusive Benefit of Customer 2801 Market Street St. Louis, MO 63103-2523	88,502.405	9.19%
	Merrill Lynch Pierce Fenner & Smith Inc – for the Sole Benefit of its Customers Attn: Fund Administration 4800 Deer Lake Drive East 3rd Fl Jacksonville, FL 32246-6484	130,127.500	13.51%
	Raymond James Omnibus for Mutual Funds Attn: Courtney Waller 880 Carillon Pkwy St. Petersburg, FL 33716-1100	49,115.156	5.10%
	Morgan Stanley Smith Barney Harbor Side Financial Center Plaza 2 3rd Floor Jersey City, NJ 07311	121,251.650	12.58%
Class I	New York Life Insurance Co. MainStay Moderate Growth Alloc Fd 169 Lackawanna Ave Attn: Chris Feind Parsippany, NJ 07054-1007	2,235,926.133	22.04%
	New York Life Insurance Co. MainStay Moderate Allocation Fund 169 Lackawanna Ave Attn: Chris Feind Parsippany, NJ 07054-1007	619,515.194	6.11%

Title of Class	Name and Address of Beneficial Holder	Amount of Beneficial Ownership	Percent of Class
	New York Life Insurance Co. MainStay Growth Allocation Fund 169 Lackawanna Ave Attn: Chris Feind Parsippany, NJ 07054-1007	1,590,106.730	15.67%
	New York Life Progress – Sharing Investment Plan Program C/O Maria Mauceri 51 Madison Ave Rm 511 New York, NY 10010-1603	2,839,552.081	27.99%